Central Power and Light Company                                    Exhibit 2 (a)
Consolidated Statement of Income  (unaudited)                       Page 1 of 1

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                                                                  Twelve Months
                                                                 Ended March 31,
                                                                       2000
                                                               ----------------
                                                                    (thousands)

Electric Operating Revenues                                        $ 1,516,525
                                                               ----------------

Operating Expenses and Taxes
    Fuel                                                               425,471
    Purchased power                                                     75,428
    Other operating                                                    302,543
    Maintenance                                                         71,361
    Depreciation and amortization                                      188,786
    Taxes, other than income                                            67,201
    Income taxes                                                        98,380
                                                               ----------------
                                                                     1,229,170
                                                               ----------------

Operating Income                                                       287,355
                                                               ----------------

Other Income and (Deductions)
    Other                                                                3,827
    Non-operating income taxes                                           3,885
                                                               ----------------
                                                                         7,712
                                                               ----------------

Income Before Interest Charges                                         295,067
                                                               ----------------

Interest Charges
    Interest on long-term debt                                          88,644
    Distributions on Trust Preferred Securities                         12,000
    Interest on short-term debt and other                               20,007
    Allowance for borrowed funds used during construction               (5,233)
                                                               ----------------
                                                                       115,418
                                                               ----------------

Extraordinary Loss                                                      (5,518)

Net Income                                                             174,131
    Less:  Preferred stock dividends                                     5,179
   (Loss) on reaquired perferred stock                                  (2,763)
                                                               ----------------
Net Income for Common Stock                                        $   166,189
                                                               ================

Public Service Company of Oklahoma                                 Exhibit 2 (b)
Consolidated Statement of Income  (unaudited)                       Page 1 of 1

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                                                                  Twelve Months
                                                                 Ended March 31,
                                                                       2000
                                                               ----------------
                                                                    (thousands)

Electric Operating Revenues                                        $   759,689
                                                               ----------------

Operating Expenses and Taxes
    Fuel                                                               279,021
    Purchased power                                                     81,515
    Other operating                                                    117,332
    Maintenance                                                         45,188
    Depreciation and amortization                                       75,194
    Taxes, other than income                                            29,677
    Income taxes                                                        33,109
                                                               ----------------
                                                                       661,036
                                                               ----------------
Operating Income                                                        98,653
                                                               ----------------

Other Income and (Deductions)
    Allowance for equity funds used during construction                    120
    Other                                                                  (20)
    Non-operating income taxes                                           1,590
                                                               ----------------
                                                                         1,690
                                                               ----------------
Income Before Interest Charges                                         100,343
                                                               ----------------

Interest Charges
    Interest on long-term debt                                          26,444
    Interest on short-term debt and other                                8,407
    Distributions on Trust Preferred Securities                          6,000
    Allowance for borrowed funds used during construction               (1,870)
                                                               ----------------
                                                                        38,981
                                                               ----------------

Net Income                                                              61,362
  Less:  Preferred stock dividends                                         213
                                                               ----------------

Net Income for Common Stock                                        $    61,149
                                                               ================

Southwestern Electric Power Company                                Exhibit 2 (c)
Consolidated Statement of Income  (unaudited)                       Page 1 of 1

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                                                                  Twelve Months
                                                                 Ended March 31,
                                                                       2000
                                                               ----------------
                                                                    (thousands)


Electric Operating Revenues                                        $   980,119
                                                               ----------------

Operating Expenses and Taxes
    Fuel                                                               392,678
    Purchased power                                                     42,876
    Other operating                                                    145,227
    Maintenance                                                         66,303
    Depreciation and amortization                                      103,482
    Taxes, other than income                                            48,913
    Income taxes                                                        36,127
                                                               ----------------
                                                                       835,606
                                                               ----------------

Operating Income                                                       144,513
                                                               ----------------

Other Income and (Deductions)
    Allowance for equity funds used during construction                    (12)
    Other                                                               (6,654)
    Non-operating income taxes                                           4,192
                                                               ----------------
                                                                        (2,474)
                                                               ----------------

Income Before Interest Charges                                         142,039
                                                               ----------------

Interest Charges
    Interest on long-term debt                                          38,496
    Distributions on Trust Preferred Securities                          8,663
    Interest on short-term debt and other                               14,942
    Allowance for borrowed funds used during construction               (2,364)
                                                               ----------------
                                                                        59,737
                                                               ----------------

Income Before Extraordinary Item                                        82,302
Extraordinary loss (net of tax benefit of $1,621)                       (3,011)
                                                               ----------------

Net Income                                                              79,291
    Less: Preferred stock dividends                                        228
                                                               ----------------
Net Income for Common Stock                                        $    79,063
                                                               ================

West Texas Utilities Company                                       Exhibit 2 (d)
Statement of Income  (unaudited)                                    Page 1 of 1

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                                                                  Twelve Months
                                                                 Ended March 31,
                                                                       2000
                                                               ----------------
                                                                    (thousands)

Electric Operating Revenues                                        $   455,192
                                                               ----------------

Operating Expenses and Taxes
    Fuel                                                               128,794
    Purchased power                                                     68,131
    Other operating                                                     93,358
    Maintenance                                                         20,287
    Depreciation and amortization                                       45,256
    Taxes, other than income                                            25,742
    Income taxes                                                        16,624
                                                               ----------------
                                                                       398,192
                                                               ----------------
Operating Income                                                        57,000
                                                               ----------------

Other Income and (Deductions)
    Allowance for equity funds used during construction                    328
    Other                                                                2,946
    Non-operating income taxes                                            (993)
                                                               ----------------
                                                                         2,281
                                                               ----------------
Income Before Interest Charges                                          59,281
                                                               ----------------

Interest Charges
    Interest on long-term debt                                          20,352
    Interest on short-term debt and other                                4,580
    Allowance for borrowed funds used during construction                 (761)
                                                               ----------------
                                                                        24,171
                                                               ----------------

Income Before Extraordinary Item                                        35,110
Extraordinary loss (net of tax benefit of $2,941)                       (5,462)
                                                               ----------------

Net Income                                                              29,648
    Less: Preferred stock dividends                                        104
                                                               ----------------
Net Income for Common Stock                                        $    29,544
                                                               ================

Central and South West Services                                    Exhibit 2 (e)
Statement of Income  (unaudited)                                    Page 1 of 1

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                                                                  Twelve Months
                                                                 Ended March 31,
                                                                       2000
                                                               ----------------
                                                                    (thousands)


Operating Expenses and Taxes
    Fuel                                                           $     4,840
    Other operating                                                    236,611
    Maintenance                                                          7,145
    Depreciation and amortization                                       13,412
    Taxes, other than income                                             8,965
    Income taxes                                                         2,587
                                                               ----------------
Operating (Loss)                                                      (273,560)

Other Income and (Deductions)
    Services rendered to associates                                    278,516
                                                               ----------------
Income Before Interest Charges                                           4,956

Interest Charges
    Interest on short-term debt and other                                4,956
                                                               ----------------
                                                                         4,956
                                                               ----------------

Net Income for Common Stock                                        $        --
                                                               ================